Exhibit 99.1





                                                August 8, 2007




FOR IMMEDIATE RELEASE

Contact:  Laura Ulbrandt  (212) 460-1900



                          LEUCADIA NATIONAL CORPORATION
                        ANNOUNCES SIX MONTH 2007 RESULTS



Leucadia National Corporation (LUK - NYSE) today announced its operating results for the six month period ended June 30, 2007. Net income was $34,673,000 or $.16 per diluted common share for the six month period ended June 30, 2007 compared to net income of $117,713,000 or $.53 per diluted common share for the six month period ended June 30, 2006.

For more information on the Company's results of operations for the first half of 2007, please see the Company's Form 10-Q for the six months ended June 30, 2007, which was filed with the Securities and Exchange Commission today.


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                                      SUMMARY FOR LEUCADIA NATIONAL CORPORATION AND SUBSIDIARIES
                                           (In thousands, except earnings per share amounts)
                                                              (Unaudited)

                                                                              For the Three Month              For the Six Month
                                                                             Period Ended June 30,           Period Ended June 30,
                                                                            ----------------------         ----------------------
                                                                            2007           2006            2007             2006
                                                                            ----           ----            ----             ----

Revenues and other income                                                 $ 344,004      $ 224,426       $ 541,189      $ 516,034
                                                                          =========      =========       =========      =========

Net securities gains                                                      $  50,240      $  44,418       $  66,161      $  83,132
                                                                          =========      =========       =========      =========

Income from continuing operations before income
   taxes and equity in income of associated companies                     $  36,611      $  41,742       $  27,815      $ 153,281

Income taxes                                                                 14,850         14,901          11,118         57,580
                                                                          ---------      ---------       ---------      ---------

Income from continuing operations before equity
   in income of associated companies                                         21,761         26,841          16,697         95,701

Equity in income of associated companies, net of taxes                        4,554          9,534          17,479         23,263
                                                                          ---------      ---------       ---------      ---------

Income from continuing operations                                            26,315         36,375          34,176        118,964

Income from discontinued operations, including gain (loss)
   on disposal, net of taxes                                                    (16)           645             497         (1,251)
                                                                          ---------      ---------       ---------      ---------

   Net income                                                             $  26,299      $  37,020       $  34,673      $ 117,713
                                                                          =========      =========       =========      =========

Basic earnings (loss) per common share:
Income from continuing operations                                             $ .12          $ .17           $ .16          $ .55
Income from discontinued operations, including gain (loss)
   on disposal                                                                  --             --              --            (.01)
                                                                              -----          -----           -----          -----
   Net income                                                                 $ .12          $ .17           $ .16          $ .54
                                                                              =====          =====           =====          =====

Number of shares in calculation                                             216,596        216,201         216,491        216,154
                                                                            =======       ========         =======        =======

Diluted earnings (loss) per common share:
Income from continuing operations                                             $ .12          $ .17           $ .16          $ .53
Income from discontinued operations, including gain (loss)
   on disposal                                                                  --             --             --              --
                                                                              -----          -----           -----          -----
   Net income                                                                 $ .12          $ .17           $ .16          $ .53
                                                                              =====          =====           =====          =====

Number of shares in calculation                                             217,229        231,777         216,912        231,482
                                                                            =======        =======         =======        =======





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